HYCROFT | NASDAQ | HYMC

Developing One Of North America's Largest Precious Metals Deposits

1H-2026



hycroftmining.com

Disclaimer

Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This corporate presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this corporate presentation and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as "estimate," "plan," "anticipate," "expect," "intend," "believe," "target," "budget," "may," "can," "will," "would," "could," "should," "seeks," "scheduled to" and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this corporate presentation does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the "Risk Factors" outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this corporate presentation.

Any forward-looking statements made in this corporate presentation speak only as of the date of this corporate presentation. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

No Offer or Sale of Securities

The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities.

No Representations or Warranties

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

All dollar amounts are expressed in US dollars, unless otherwise stated.

HYCROFT

Key Investment Highlights



Visible silver in core from Vortex

1. Substantial Gold and Silver Resource in Tier 1 Jurisdiction
2. New High-Grade Discovery + Initial Resource
3. New Resource Increases ~55% (M+I)
4. ~ US$192M Cash (at Apr. 27, 2026– see slide 34)
   Indices: SILV, Solactive, Global Silver & GDXJ
5. Board, Management, and Technical Team with Proven Track Record

HYCROFT

Contained Gold Ozs


Contained Gold Ozs M&I
(Millions)
16.41
10.58
55% Increase
2023 Resource
2026 Resource


Contained Gold Ozs Inferred
(Millions)
5.03
3.35
50% Increase
2023 Resource
2026 Resource

- 2023 Resource is based on $1900/troy oz gold and $24.50/ troy oz silver
- 2026 Resource is based on $3100/troy oz gold and $36/troy oz silver
- See notes on Slide 33

HYCROFT

Contained Silver Ozs



Contained Silver Ozs M&I
(Millions)
562.57
360.66
56% Increase
2023 Resource
2026 Resource



Contained Silver Ozs Inferred
(Millions)
132.84
96.11
38% Increase
2023 Resource
2026 Resource

- 2023 Resource is based on $1900/troy oz gold and $24.50/troy oz silver
- 2026 Resource is based on $3100/troy oz gold and $36/troy oz silver
- See notes on Slide 33

HYCROFT

Initial High-Grade Silver Resource

High-grade Silver Bearing Domains, Contained within the Mineral Resource at 68.57 g/t (2 oz/ton) Cutoff Grade, Metric Units

Classification	Cutoff Grade Silver g/t	Ktonnes	Gold g/t	Silver g/t	Sulfide %	Contained Ounces	
						Gold Oz x 1000	Silver Oz x 1000
Brimstone							
Measured	68.57	2,899	0.372	286.35	1.33	35	26,686
Indicated	68.57	299	0.332	106.62	1.87	3	1,025
Meas + Ind	68.57	3,198	0.368	269.54	1.38	38	27,711
Inferred	68.57	13	0.289	120.74	1.13	0	52
Vortex							
Measured	68.57	8,279	0.603	130.67	1.49	160	34,781
Indicated	68.57	6,660	0.469	129.48	1.24	100	27,726
Meas + Ind	68.57	14,940	0.543	130.14	1.38	261	62,507
Inferred	68.57	3,306	0.475	125.20	1.27	50	13,307
Brimstone + Vortex							
Measured	68.57	11,178	0.543	171.04	1.45	195	61,467
Indicated	68.57	6,959	0.463	128.49	1.26	104	28,750
Meas + Ind	68.57	18,137	0.512	154.71	1.38	299	90,218
Inferred	68.57	3,319	0.474	125.18	1.27	51	13,359



HYCROFT

Equivalent Gold Ozs



Contained Equivalent Gold Ozs M&I (Millions)
15.23
22.94
51% Increase
2023 Resource
2026 Resource



Contained Equivalent Gold Ozs Inferred (Millions)
4.59
6.57
43% Increase
2023 Resource
2026 Resource

Assumptions for Calculating AuEq Resources (Metric):

- **Commodity Prices:** **2026:** Gold = $3,100/troy oz; Silver = $36/troy oz / **2023:** Gold = $1,900/troy oz; Silver = $24.50/troy oz
- **Calculation Formulas (g/t):**
  - Au Equivalent (AuEq): **2026:** Au + (Ag × 0.0116) / **2023:** Au + (Ag × 0.0129)
  - Ag Equivalent (AgEq): **2026:** Ag + (Au × 86.11) / **2023:** Ag + (Au × 77.55)
- **Contained Metal Basis:** No metallurgical recoveries, smelter payabilities, treatment charges, or refining costs have been applied
- **Primary Disclosure:** Individual metal grades (Au and Ag) are the primary measure of the mineral resource. AuEq and AgEq are for **comparative purposes only** and **do not represent mineral reserves or economic viability**
  - **Cut-offs:** **2026:** Heap leach — 0.027 - 0.055 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.206 AuEq g/t
  - / **2023:** Heap leach — 0.07 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.34 AuEq g/t

•**Rounding:** Totals may not sum exactly due to rounding

Equivalent Silver Ozs


Contained Equivalent Silver Ozs M&I
(Billions)
2.0
1.2
67% Increase
2023 Resource
2026 Resource


Contained Equivalent Silver Ozs Inferred
(Billions)
0.6
0.4
50% Increase
2023 Resource
2026 Resource

Assumptions for Calculating AgEq Resources (Metric):

- **Commodity Prices:** <u>2026:</u> Gold = $3,100/troy oz; Silver = $36/troy oz / <u>2023:</u> Gold = $1,900/troy oz; Silver = $24.50/troy oz
- **Calculation Formulas (g/t):**
  - Au Equivalent (AuEq): <u>2026:</u> Au + (Ag × 0.0116) / <u>2023:</u> Au + (Ag × 0.0129)
  - Ag Equivalent (AgEq): <u>2026:</u> Ag + (Au × 86.11) / <u>2023:</u> Ag + (Au × 77.55)
- **Contained Metal Basis:** No metallurgical recoveries, smelter payabilities, treatment charges, or refining costs have been applied
- **Primary Disclosure:** Individual metal grades (Au and Ag) are the primary measure of the mineral resource. AuEq and AgEq are for **comparative purposes only** and **do not represent mineral reserves or economic viability**
  - **Cut-offs:** <u>2026:</u> Heap leach — 0.027 - 0.055 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.206 AuEq g/t
  - / <u>2023:</u> Heap leach — 0.07 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.34 AuEq g/t

•**Rounding:** Totals may not sum exactly due to rounding

HYCROFT

Resource Benchmarking

* Not currently producing or a primary silver company

SILVER PRODUCERS (MOZ AGEQ.)



Fresnillo 5,766
*HYCROFT 2,140
Hecla 2,122
Coeur 1,832
Hochschild 1,269
Endeavour Silver 842
First Majestic 673
Silvercorp 638
Fortuna 403
Aya Gold & Silver 391
Americas Gold and Silver 355
Santacruz 149
Andean Precious Metals 83
Median: 655 Moz AgEq.

SILVER DEVELOPERS (MOZ AGEQ.)



HYCROFT 2,140
New Pacific 674
Highlander Silver 651
AbraSilver 344
Vizsla Silver 322
Silver Mines 275
Silver Tiger 251
Contango 217
Outcrop Silver 38
Median: 298 Moz AgEq.

GOLD DEVELOPERS (MOZ AUEQ.)



Seabridge 260.4
HYCROFT 31.7
Novagold 22.5
i-80 17.9
STLLR 16.6
Falco 9.4
Perpetua 8.3
Liberty 6.1
NeXGold 6.0
Osisko Dev. 5.8
Rupert 5.2
Mayfair 4.5
Wallbridge 4.1
Ascot 3.9
Erdene 1.5
Revival 1.4
Median: 6 Moz AuEq.

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of Feb.9, 2026, at spot prices

Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Contango is shown pro forma Dolly Varden. Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

HYCROFT

Enterprise Value / Resource Benchmarking

* Not currently producing or a primary silver company

SILVER PRODUCERS (US$ / OZ AGEQ.)


First Majestic $17
Coeur $13
Andean Precious Metals $11
Fortuna $8
Hecla $8
Americas Gold and Silver $8
Santacruz $7
Aya Gold & Silver $7
Fresnillo $7
Endeavour Silver $4
Hochschild $4
Silvercorp $3
*HYCROFT $2
Median: US$8 / oz AgEq.

SILVER DEVELOPERS (US$ / OZ AGEQ.)


AbraSilver $5
Vizsla Silver $4
Outcrop Silver $4
Contango $3
Highlander Silver $2
HYCROFT $2
Silver Tiger $1
Silver Mines $1
New Pacific $1
Median: US$3 / oz AgEq.

GOLD DEVELOPERS (US$ / OZ AUEQ.)


Perpetua $359
Erdene $238
Rupert $232
Novagold $195
Osisko Dev. $142
Revival $120
i-80 $112
HYCROFT $109
Liberty $86
NeXGold $58
Mayfair $55
Ascot $24
Wallbridge $16
Falco $16
Seabridge $14
STLLR $8
Median: US$86 / oz AuEq.

Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Contango is shown pro forma Dolly Varden. Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of Feb.9, 2026, at spot prices

HYCROFT

Enterprise Value / In-Situ Value Benchmarking

* Not currently producing or a primary silver company

SILVER PRODUCERS (%)


First Majestic 22.8%
Coeur 17.8%
Andean Precious Metals 14.9%
Fortuna 11.0%
Hecla 10.3%
Americas Gold and Silver 10.1%
Santacruz 9.9%
Aya Gold & Silver 9.0%
Fresnillo 8.9%
Endeavour Silver 5.8%
Hochschild 5.3%
Silvercorp 4.3%
*HYCROFT 2.2%
Median: 10.0%

SILVER DEVELOPERS (%)


AbraSilver 6.9%
Vizsla Silver 5.3%
Outcrop Silver 5.3%
Contango 4.6%
Highlander Silver 2.2%
HYCROFT 2.2%
Silver Tiger 1.9%
Silver Mines 1.6%
New Pacific 1.3%
Median: 3.4%

GOLD DEVELOPERS (%)


Perpetua 7.1%
Erdene 4.7%
Rupert 4.6%
Novagold 3.9%
Osisko Dev. 2.8%
Revival 2.4%
i-80 2.2%
HYCROFT 2.2%
Liberty 1.7%
NeXGold 1.2%
Mayfair 1.1%
Ascot 0.5%
Wallbridge 0.3%
Falco 0.3%
Seabridge 0.3%
STLLR 0.2%
Median: 1.7%

Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Contango is shown pro forma Dolly Varden. Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of Feb.9, 2026, at spot prices

Largest Silver Projects

Primary Silver Projects; Moz Ag M+I+I


696
591
558
347
299
299
253
215
212
197
180
HYCROFT (HYCROFT MINE)
Endeavour Silver (La Pitarrilla)
Discovery Silver (Cordero)
Sun Silver (Maverick Springs)
Silver Opportunity Partners (Sunshine)
Eloro Resources (Iska Iska)
New Pacific Metals (Carangas)
New Pacific Metals (Silver Sand)
AbraSilver (Diablillos)
Vizsla Silver (Panuco)
Silver Mines (Bowdens)

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of Feb.9, 2026

Note: Resources are shown inclusive of reserves.

HYCROFT

Total Resources Per Share

* Not currently producing or a primary silver company

SILVER PRODUCERS (OZ AGEQ. / SH.)



*HYCROFT 22.4
Fresnillo 7.8
Hecla 3.1
Endeavour Silver 2.8
Aya Gold & Silver 2.6
Silvercorp 2.5
Hochschild 2.5
Coeur 1.8
Santacruz 1.6
First Majestic 1.3
Fortuna 1.2
Americas Gold and Silver 1.0
Andean Precious Metals 0.6
Median: 2.1 oz AgEq. / sh

SILVER DEVELOPERS (OZ AGEQ. / SH.)



HYCROFT 22.4
Contango 6.3
New Pacific 3.5
Highlander Silver 3.2
AbraSilver 2.0
Vizsla Silver 0.9
Silver Tiger 0.4
Silver Mines 0.1
Outcrop Silver 0.1
Median: 1.5 oz AgEq. / sh

GOLD DEVELOPERS (OZ AUEQ. / 100 SH.)



Seabridge 247.7
HYCROFT 33.2
Ascot 13.1
STLLR 10.3
Perpetua 6.7
Mayfair 6.4
Novagold 5.1
Falco 2.7
Erdene 2.3
Rupert 2.2
Osisko Dev. 1.8
NeXGold 1.7
i-80 1.6
Liberty 1.0
Revival 0.4
Wallbridge 0.3
Median: 2.3 oz AuEq. / 100 sh

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of Feb.9, 2026, at spot prices

Note: Resources are shown inclusive of reserves.
Note: Contango is shown pro forma Dolly Varden. Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

HYCROFT

A World-Class Asset and Team

Tier 1 Jurisdiction

One of the world's largest gold and silver deposits in a Tier I Jurisdiction

High-Grade Silver

Two new high-grade silver discoveries represent a significant new value driver for the Hycroft Mine

Significant Upside

Significant upside potential – less than 10% of the land position has been explored and new discoveries being made

Well-Advanced

Development well-advanced with significant infrastructure on site and permitting in place compared to peers

Production-oriented

Completing engineering work for next phase of commercial operations

Safety Record

Award-winning safety record: Hycroft has maintained a TRIFR and LTI of 0.00 for more than three consecutive years

Cash Position

~$192M unrestricted + $14 M restricted[1]

Proven Leadership

Executive leadership team with proven track record of successful project development

1. As of April 27, 2026 – see slide 34

HYCROFT

The Team

Mine Finders and Mine Builders

DIANE GARRETT
PRESIDENT & CEO

Formerly with Romarco Minerals, US Global Investors

STAN RIDEOUT
EXECUTIVE VICE PRESIDENT & CFO

Formerly with Romarco Minerals, Phelps Dodge Corp.

ERIC COLBY
EXECUTIVE VICE PRESIDENT, CORPORATE DEVELOPMENT

Formerly with Magris Performance Materials, Newmont

REBECCA JENNINGS
SVP & GENERAL COUNSEL

Formerly with Newmont, Allied Nevada

DAVID THOMAS
SVP & GENERAL MANAGER

Formerly with Romarco Minerals, Oceana Gold Corp.

ALEX DAVIDSON
VP EXPLORATION

Formerly with Nevada Gold Mines, Newmont Mining

LILY HE
VP FINANCE & TREASURY

Formerly with OceanaGold, Romarco Minerals, Globe Star Mining

On-site Team:

Director, Technical Services – Sean Stenson

Exploration Manager – Justin Davenport

Director - Process Operations– Olivier Pauni

Mine Manager – Brad Orr


HYCROFT

2026 Catalysts

New Resource Update Final Metallurgical Recoveries on POX	Complete PEA with Economics and Updated Resource	Assess Restart of Heap Leach Operation Prior to Milling Operation	Exploration Drill Program on 2 High-Grade Silver Systems 3 drill rigs – increasing to 5	Maintain Safety and ESG Performance
✓ 1Q-26	Ongoing	1H-26	Ongoing	Ongoing

HYCROFT

Our Approach

Develop Untapped Potential

- Expand recent high-grade discoveries
- Evaluate new potential underground opportunity on two high-grade silver systems

Advance Towards Production

- Complete technical studies for sulfide milling operation
- Finalize Roaster vs POX trade-off studies
- Assess restart of heap leach operations

Uncover District Potential

- +64,000-acre land package – only 10% explored
- Ongoing exploration to identify new targets beyond the current resource

Operational Excellence

- Committed to outstanding safety performance
- Strong company culture focused on delivering value to stakeholders

HYCROFT

Nevada

World's #1 Mining Jurisdiction

- Nevada leads the nation with the largest mining program in lower 48 states
  - > 40 Operating gold mines
  - > 100 Active mining operations (various minerals)
  - > 280 Active exploration permits
- Nevada is a significant producer of gold and silver
- Strong ethic towards effective and successful reclamation projects
- Favorable mining jurisdiction
- Excellent infrastructure
- Accessible labor / contractors
- Mining is second largest industry after gaming


HYCROFT
Thacker Pass
Turquoise Ridge Complex
Sleeper
Midas
Winnemucca
Carlin Complex
Elko
Lone Tree
Marigold
Phoenix
Fire Creek
Florida Canyon
Rochester
Cortez Complex
Gold Bar
Bald Mountain
Ruby Hill
Tesla Gigafactory
Reno
Comstock
Carson City
NEVADA
Round Mountain
TLC Project
Tonopah
Rhyolite Ridge
Silver Peak
Clayton Valley
Bonnie Claire Project
Las Vegas
Gold / Silver Projects
Lithium Projects
Lithium Battery Factories
N
W
E
S

Hycroft

A World-Class Asset

- Among the world's largest precious metals deposits
- Heap leach operations (1980s to 2021)
- Extensive infrastructure on-site
- Permitted for heap leach and milling operations
- New high-grade discoveries + new priority targets identified
- Large untapped district-scale land package
  - +64,000 acres
  - less than 10% explored



1. Some permit modifications may be required based on final operating plans

HYCROFT

Property Overview



Union Pacific Rail Line *(active)*
Jungo Road (Nevada State Route 49)
Rosebud Mine

- Resource remains open in all directions and at depth
- Numerous targets within the land package

Legend	
Hycroft Claims	
Resource Area	
Claims not owned by Hycroft	
50/50 Owned with Hecla	

HYCROFT

Current Infrastructure



Lab

- Onsite lab, admin, maintenance, truck shop, warehouse



- Crusher and conveyor belt circuit

Current Infrastructure



Site Overview
Clarifier & Zinc Cementation
Precipitate
Refinery

❑ Merrill-Crowe facility



❑ New leach pad
(permitted and available for ore loading)

2025-2026 Drill Program

- ~26,000 meters of core drilling
- Two core drill rigs, 1 RC rig initially, adding 2 core rigs 2H2026 (5 rigs total)
- Target expansion of high-grade silver systems at Vortex and Brimstone





HYCROFT

High-Grade Trends

- New High-Grade Silver and Gold Mineralization Trends – Initial Resource Defined
- High-Grade Mineralization Remains Open Along Trends and at Depth
- Open Pit and Underground Optionality


Bay
Brimstone
Vortex
Camel

Visible Silver in Core - Brimstone

- HD24_6010 from Brimstone
  - 18.2 meters of 1,987.35 g/t Ag
- Large zones of visible silver
- 0.9m @ 10,289 g/t Ag
- 0.3m @ 20,280 g/t Ag




UNITED STATES OF AMERICA
LIBERTY
IN GOD WE TRUST
QUARTER DOLLAR



Brimstone Wireframes



Brimstone Wireframes (COG 68.5 g/t Ag) – Looking Northeast
Ag g/t
120
60
30
5
0
H24D-6018
H25D-6074
H24D-6010
H25D-6077
H25D-6069
150 meters
H25D-6075X
Open
H25D-6075

H25D-6069:

- 32.4m of 184.59 g/t Ag and 0.33 g/t Au
  incl 42m of 1,185 g/t Ag and 0.98 g/t Au

H25D-6077:

- 35.5m of 542.78 g/t Ag and 0.25 g/t Au
  incl 14.8m of 1,187 g/t Ag and 0.19 g/t Au
  Incl 0.4m of 21,833 g/t Ag and 0.07 g/t Au

H25D-6075:

- 11m of 358.15 g/t Ag and 0.09 g/t Au
  incl 5.8m of 662.0 g/t Ag and 0.12 g/t Au
  Incl 0.3m of 7,330 g/t Ag and 0.76 g/t Au

HYCROFT

Brimstone Drill Results


Looking Southeast
Brimstone Pit
H25D-6074
H25D-6077
H25D-6069
H25D-6075
Nicholes Fault
Fluid path
MD_AD Fault
"1km of Mineralization"
Fluid path
H25D-6075X
Stockwork Vein Zone Open at depth
Fluid path
0
230
Meters
Reported Intercepts
68.5 g/t Ag interpolant
Stockwork vein zone

H25D-6069:

- 32.4m of 184.59 g/t Ag and 0.33 g/t Au
  incl 42m of 1,185 g/t Ag and 0.98 g/t Au

H25D-6077:

- 35.5m of 542.78 g/t Ag and 0.25 g/t Au
  incl 14.8m of 1,187 g/t Ag and 0.19 g/t Au
  Incl 0.4m of 21,833 g/t Ag and 0.07 g/t Au

H25D-6075:

- 11m of 358.15 g/t Ag and 0.09 g/t Au
  incl 5.8m of 662.0 g/t Ag and 0.12 g/t Au
  Incl 0.3m of 7,330 g/t Ag and 0.76 g/t Au

HYCROFT

Vortex – High-grade Gold & Silver


Looking Northeast
Brimstone Pit
H25D-6068
H25D-6083
Vortex
H25D-6072
H25D-6070
Break Fault
Albert Fault
Projected orientation of new mineralized structure
Central Fault
West Fault
Mineralized Breccia Zone Open
WR Detach Fault
Open
Open
Open
Fluid path
Fluid path
Fluid path
East Fault
Carbonate Fault
"1km of Mineralization"
Reported Intercept
Previously reported Intercepts
68.5 g/t Ag interpolant
Mineralized Breccia Zone
0
350
Meters

H25D-6070:

- 30.8m of 438.58 g/t Ag and 0.41 g/t Au
  incl 6.1m of 739.58 g/t Ag and 0.21 g/t Au

H25D-6072:

- 26.4m of 565.31 g/t Ag and 0.46 g/t Au
  incl 6.9m of 802.96 g/t Ag and 0.62 g/t Au
  multiple intercepts 960 to 1,545 g/t Ag

H25D-6083:

- 53.4m of 304 g/t Ag and 1.33 g/t Au
  incl 7.0m of 1,241.97 g/t Ag and 6.59 g/t Au
  Incl 0.9m of 2,890.00 g/t Ag and 33.7 g/t Au

HYCROFT

2025 Drill Highlights - Vortex

Hole ID	FROM	TO	INTERVAL	GRADE			
	(meters)	*(meters)*	*(meters)*	Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
Vortex							
H25D-6068	**444.7**	**613.7**	**169.0**	**16.07**	**0.48**	**57.24**	**0.66**
Including	*449.0*	*459.3*	*10.3*	*5.35*	*1.09*	*99.18*	*1.15*
H25D-6070	**419.7**	**450.5**	**30.8**	**436.29**	**0.41**	**471.49**	**5.48**
including	*424.8*	*430.9*	*6.1*	*739.58*	*0.21*	*757.31*	*8.79*
H25D-6072	**408.6**	**435.0**	**26.4**	**565.31**	**0.46**	**604.74**	**7.02**
Including	*426.5*	*433.4*	*6.9*	*802.96*	*0.62*	*856.35*	*9.94*
H25D-6083	**421.2**	**474.6**	**53.4**	**304.14**	**1.33**	**418.77**	**4.86**
Including	*458.8*	*465.8*	*7.0*	*1,241.97*	*6.59*	*1,809.42*	*21.01*
Also Including	*462.5*	*463.4*	*0.9*	*2,890.00*	*33.70*	*5,791.94*	*67.26*

- Vortex Dimensions
  - ~1 kilometer east to west
  - ~500 meters down dip
  - Silver to Gold ratio: 600:1
- Brimstone Dimensions
  - ~380 meters down dip
  - ~250 meters north to south
  - Silver to Gold ratio: 3,000:1


HYCROFT

Vortex Extends North, South & West


Vortex
Brimstone
Hole 6068
Hole 6072
Hole 6070
OPEN
West
OPEN
OPEN
OPEN
OPEN
OPEN
6070 & 6072
Extension of
mineralization
1.14 km



HYCROFT

Conceptual Underground Access


425m
275m
Brimstone
950m
Vortex
MAPTEK Vulcan

HYCROFT

Potential High-Grade Extensions



Bay
Brimstone
Camel
Vortex
High-grade
High-grade
Wildrose

- Extensive surface mapping
- Soils geochemistry
- Induced Polarity Geophysics
- High Resolution drone imaging of the high walls and high wall mapping
- All indicating additional strong mineralization trends to the east and northeast following newly identified structural trends

HYCROFT

2026 Catalysts

New Resource Update Final Metallurgical Recoveries on POX	Complete PEA with Economics and Updated Resource	Assess Restart of Heap Leach Operation Prior to Milling Operation	Exploration Drill Program on 2 High-Grade Silver Systems 3 drill rigs – increasing to 5	Maintain Safety and ESG Performance
✓ 1Q-26	1Q-26	1H-26	Ongoing	Ongoing

HYCROFT

Capitalization & Ownership

Capital Structure

Share Price [1] – HYMC (NASDAQ)	$38.12
52-Week range [1]	$2.71 - $58.73
Shares Outstanding [2]	91.4 M
Fully Diluted [2 / 3]	101.4 M
Market Capitalization [1 / 2]	$3.5 B
Average Daily Volume [1]	2,280K
Unrestricted Cash [1]	$192 M
Debt [1]	$NIL

1. As of close on April 27, 2026
2. Includes issued and outstanding shares as of April 27, 2026
3. Includes 3,680,824 underlying shares of the March 2022 issued warrants, 4,162,417 underlying shares of the June 2025 issued warrants, and 2,072,804 unvested RSUs and 95,611 vested & deferred RSUs as of April 27, 2026

Ownership Summary

52%
- Eric Sprott*
- BlackRock Investment Management LLC (UK)
- Schroder Investment Management LTD.
- Franklin Equity Group

32%
- Libra Advisors LLC
- APAC Resources Limited
- Regal Funds Management Pty, Ltd.
- Helikon Investments Limited
- Other Institutional + Insiders

**2176423 Ontario Ltd.*

HYCROFT

HYCROFT

NASDAQ | HYMC

For more information

info@hycroftmining.com

2026 Mineral Resource Estimate

As of January 21, 2026, Metric Units at $3,100/ oz Au and $36/ oz Ag

Classification	Cutoff Grade $ Net of Refining / tonne	Approximate Cutoff, AuEq g/t	Ktonnes	Gold (g/t)	Silver (g/t)	Sulfide (%)	Contained Ounces Gold Oz x 1000	Contained Ounces Silver Oz x 1000
Heap Leach Resource								
Measured	$2.07 - $4.00	0.027 - 0.055	84,364	0.164	3.80	1.83	446	10,322
Indicated	$2.07 - $4.00	0.027 - 0.055	100,131	0.147	2.95	1.54	475	9,492
Meas + Ind	$2.07 - $4.00	0.027 - 0.055	184,495	0.155	3.34	1.67	921	19,814
Inferred	$2.07 - $4.00	0.027 - 0.055	99,808	0.164	3.15	1.41	528	10,122
Flotation Mill + Concentrate Treatment by Pressure Oxidation and Cyanide Leach								
Measured	$18.44	0.206	666,403	0.380	14.76	2.03	8,154	316,600
Indicated	$18.44	0.206	679,380	0.336	10.34	1.84	7,339	226,161
Meas + Ind	$18.44	0.206	1,345,783	0.358	12.53	1.93	15,493	542,761
Inferred	$18.44	0.206	416,991	0.336	9.14	1.76	4,505	122,725
Combined Mineral Resources, Leach Plus Mill								
Measured	$2.07 - $18.44	0.027 - 0.206	750,767	0.356	13.53	2.01	8,600	326,922
Indicated	$2.07 - $18.44	0.027 - 0.206	779,512	0.311	9.39	1.80	7,814	235,653
Meas + Ind	$2.07 - $18.44	0.027 - 0.206	1,530,279	0.333	11.42	1.90	16,414	562,575
Inferred	$2.07 - $18.44	0.027 - 0.206	516,799	0.303	7.99	1.69	5,033	132,847

Notes:

1. Mineral resources based on metal prices of $3,100/ oz Au and $36.00/ oz Ag
2. Cutoffs are Income - Refining Cost = NSR
3. Gold Equivalent for Heap Leach = Cyanide Gold + 0.0019 x Total Silver Assay
4. Gold Equivalent for Mill + Pressure Oxidation = Fire Gold + 0.0107 x Total Silver Assay
5. Numbers may not match exactly due to rounding
6. Mineral resources are contained within a computer-generated optimized pit
7. Total material in that pit is 4.92 billion tonnes
8. All units on this table are metric: Ktonnes means 1,000 tonnes. Au and Ag grades are in grams per tonne (g/t)
9. Mineral resources are not mineral reserves, and detailed economic considerations have not been applied
10. Modifying factors for mine and process design have not been applied

HYCROFT

Silver Mineralization






Bay
Brimstone
Vortex
Camel

Mineralization outside of the current resource


Bay
Vortex
Brimstone

Gold Mineralization






Bay
Brimstone
Vortex
Camel

Mineralization outside of the current resource


Bay
Vortex
Brimstone

HYCROFT | NASDAQ | HYMC

Appendix



hycroftmining.com

Board of Directors

THOMAS **WENG**
CHAIRMAN

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank

DIANE **GARRETT**
PRESIDENT & CEO

Formerly with Romarco Minerals, US Global Investors

STEPHEN **LANG**
INDEPENDENT DIRECTOR

Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold

MICHAEL **HARRISON**
INDEPENDENT DIRECTOR

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

DAVID **NACCARATI**
INDEPENDENT DIRECTOR

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation

SEAN **GOODMAN**
INDEPENDENT DIRECTOR

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

Drill Highlights - Vortex

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE			
					Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
Vortex	H24D-6001	383.2	507.5	124.4	102.59	0.95	184.40	2.14
	Including	*451.7*	*452.0*	*0.3*	*4,170.00*	*0.03*	*4,172.58*	*48.46*
	Including	*498.2*	*507.0*	*8.9*	*475.56*	*0.31*	*502.25*	*5.83*
	Also Including	*498.2*	*498.8*	*0.7*	*1,700.00*	*0.42*	*1,736.17*	*20.16*
	Also Including	*504.6*	*506.0*	*1.4*	*1,538.78*	*0.34*	*1,568.06*	*18.21*
Vortex	H24D-6002	357.3	458.2	100.9	100.65	0.38	133.37	1.55
	Also Including	*440.4*	*445.0*	*4.6*	*1,066.47*	*1.59*	*1,203.39*	*13.97*
	Also Including	*441.9*	*442.4*	*0.5*	*3,310.00*	*5.90*	*3,818.06*	*44.34*
Vortex	H24D-6005	254.4	476.9	222.4	32.38	0.45	71.13	0.83
	Including	*385.2*	*386.9*	*1.7*	*1,155.27*	*0.94*	*1,236.21*	*14.36*
		537.4	*537.6*	*0.3*	*6,260.00*	*0.06*	*6,265.17*	*72.76*
Vortex	H24D-6007	468.4	537.8	69.4	108.38	0.57	157.46	1.83
	Including	*513.2*	*513.7*	*0.5*	*1,430.00*	*1.20*	*1,533.33*	*17.81*
	Including	*536.3*	*537.8*	*1.5*	*960.00*	*4.80*	*1,373.33*	*15.95*
Vortex	H25D-6083	421.2	474.6	53.4	304.14	1.33	418.77	4.86
	Including	*458.8*	*465.8*	*7.0*	*1,241.97*	*6.59*	*1,809.42*	*21.01*
	Also Including	*462.5*	*463.4*	*0.9*	*2,890.00*	*33.70*	*5,791.94*	*67.26*



Gold Equivalent and Silver Equivalent values based on metal prices of $3100/oz Au and $36.00/oz Ag.

2024 Drill Highlights - Vortex

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Ag (g/t)	Au (g/t)	AuEQ (g/t)
Vortex	**H23D-6001** [3]	**383.2**	**507.5**	**124.4**	**102.6**	**0.95**	**2.3**
	including	451.7	452.0	0.3	4,170.0	0.03	53.8
	including	498.2	507.0	8.9	475.6	0.31	6.4
	also including	498.2	498.8	0.7	1,700.0	0.42	22.3
	also including	504.6	506.0	1.4	1,538.8	0.34	20.2
Vortex	**H24D-6002** [3]	**357.3**	**458.2**	**100.9**	**100.6**	**0.38**	**1.7**
	including	440.4	445.0	4.6	1,066.5	1.59	15.3
	including	441.9	442.4	0.5	3,310.0	5.90	48.6
Vortex	**H24D-6005** [3]	**254.4**	**476.9**	**222.4**	**32.4**	**0.45**	**0.9**
	including	385.2	386.9	1.7	1,155.3	0.94	15.8
	including	537.4	537.6	0.3	6,260.0	0.06	80.8
	including	341.1	341.4	0.3	15,211.0	0.64	196.8
Vortex	**H24D-6007** [3]	**468.4**	**537.8**	**69.4**	**108.38**	**0.57**	**1.97**
	including	513.2	513.7	0.5	1,430.00	1.20	19.64
	including	536.3	537.8	1.5	960.00	4.80	17.18

3. Drill results announced in news release dated October 03, 2024


HYCROFT

Drill Highlights - Brimstone

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE			
					Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
Brimstone	**H23R-5753**	**274.3**	**359.7**	**85.3**	**534.29**	**0.23**	**554.10**	**6.43**
	Including	*285.0*	*324.6*	*39.6*	*1,019.28*	*0.26*	*1,041.67*	*12.10*
	Also Including	*317.0*	*321.6*	*4.6*	*4,974.00*	*0.56*	*5,022.22*	*58.32*
Brimstone	**H23R-5771**	**144.8**	**297.7**	**152.9**	**142.61**	**0.32**	**170.17**	**1.98**
	Including	*216.0*	*273.8*	*57.7*	*357.15*	*0.29*	*382.12*	*4.44*
	Also Including	*256.0*	*260.2*	*4.2*	*3,806.78*	*0.58*	*3,856.72*	*44.79*
							-	-
Brimstone	**H23C-5790**	**323.6**	**343.8**	**20.2**	**869.90**	**0.40**	**904.34**	**10.50**
	Including	*329.3*	*329.6*	*0.3*	*11,933.00*	*2.07*	*12,111.25*	*140.65*
	Including	*332.8*	*333.1*	*0.3*	*26,745.00*	*1.22*	*26,850.06*	*311.81*
Brimstone	**H24D-6003**	**351.4**	**440.0**	**88.5**	**34.70**	**0.23**	**54.51**	**0.63**
	Including	*397.7*	*397.9*	*0.2*	*8,410.00*	*0.62*	*8,463.39*	*98.28*
Brimstone	**H24D-6010**	**328.4**	**346.6**	**18.2**	**1,987.35**	**0.35**	**2,017.49**	**23.43**
	Including	*333.4*	*335.8*	*2.5*	*4,683.70*	*0.33*	*4,712.12*	*54.72*
	Also Including	*333.4*	*333.7*	*0.3*	*20,280.00*	*0.41*	*20,315.31*	*235.92*
	Including	*340.2*	*342.7*	*2.5*	*5,513.43*	*0.50*	*5,556.49*	*64.53*
	Also Including	*340.2*	*341.1*	*0.9*	*10,289.00*	*0.72*	*10,351.00*	*120.21*
	Also Including	*341.1*	*341.4*	*0.3*	*15,211.00*	*0.64*	*15,266.11*	*177.28*
Brimstone	**H24D-6012**	**37.3**	**37.8**	**0.4**	**4,540.00**	**0.49**	**4,582.19**	**53.21**
		65.8	*66.8*	*0.9*	*4,040.00*	*0.52*	*4,084.78*	*47.44*
Brimstone	**H24D-6018**	**306.6**	**327.9**	**21.2**	**2,359.68**	**0.38**	**2,392.40**	**27.78**
	Including	*317.4*	*324.7*	*7.3*	*6,278.23*	*0.59*	*6,329.04*	*73.50*
	Also Including	*317.4*	*317.6*	*0.2*	*80,017.00*	*1.62*	*80,156.50*	*930.85*
Brimstone	**H25D-6075**	**505.5**	**516.8**	**11.2**	**358.15**	**0.09**	**365.51**	**4.24**
	Including	*511.0*	*511.3*	*0.3*	*7,330.00*	*0.76*	*7,395.44*	*85.88*
Brimstone	**H25D-6077**	***313.0***	***348.6***	***35.5***	***542.78***	***0.25***	***564.64***	***6.56***
	Including	*326.8*	*341.6*	*14.8*	*1,187.29*	*0.19*	*1,203.61*	*13.98*
	Also Including	*340.2*	*340.6*	*0.4*	*21,833.00*	*0.07*	*21,839.03*	*253.61*

Gold Equivalent and Silver Equivalent values based on metal prices of $3100/oz Au and $36.00/oz Ag.


HYCROFT

2024 Drill Highlights - Brimstone

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Ag (g/t)	Au (g/t)	AuEQ (g/t)
Brimstone	**H23R-5753 [1]**	**274.3**	**359.7**	**85.3**	**534.29**	**0.23**	**7.12**
	including	285.0	324.6	39.6	1,019.28	0.26	13.40
	also including	317.0	321.6	4.6	4,974.00	0.56	64.70
Brimstone	**H23R-5760 [1]**	**224.0**	**355.1**	**131.1**	**213.34**	**0.34**	**3.09**
	including	281.9	323.1	41.1	635.91	0.47	8.67
	also including	294.1	306.3	12.2	1,554.25	0.48	20.52
Brimstone	**H23R-5771 [1]**	**144.8**	**297.7**	**152.9**	**142.61**	**0.32**	**2.16**
	including	216.0	273.8	57.7	357.15	0.29	4.90
	also including	256.0	260.2	4.2	3,806.78	0.58	49.67
Brimstone	**H23C-5790 [2]**	**323.6**	**343.8**	**20.2**	**869.90**	**0.40**	**11.62**
	including	329.3	329.6	0.3	11,933.00	2.07	155.95
	including	332.8	333.1	0.3	26,745.00	1.22	346.09
Brimstone	**H24D-6010 [4]**	**328.4**	**346.6**	**18.2**	**1,987.35**	**0.35**	**25.98**
	including	331.0	332.8	1.8	2,612.33	0.11	33.79
	including	333.4	335.8	2.5	4,683.70	0.33	60.72
	also including	333.4	333.7	0.3	20,280.00	0.41	261.92
	including	340.2	341.1	0.9	10,289.00	0.72	133.39
	including	341.1	341.4	0.3	15,211.00	0.64	196.78
Brimstone	**H24D-6018 [5]**	**306.6**	**327.9**	**21.2**	**2,359.68**	**0.38**	**30.81**
	including	317.4	324.7	7.3	6,278.23	0.59	81.55
	also including	317.4	317.6	0.2	80,017.00	1.62	1,033.42

1. Drill results announced in news release dated November 16, 2023
2. Drill results announced in news release dated January 9, 2024
4. Drill results announced in news release dated October 24, 2024
5. Drill results announced in news release dated January 14, 2025



HYCROFT